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                                                                    Exhibit 23.1
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                        CONSENT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of TranSwitch Corporation:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                    /s/ KPMG LLP
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                                                        KPMG LLP

Stamford, Connecticut
June 1, 2000